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                                                                  EXHIBIT 10.33

                           LEASE TERMINATION AGREEMENT

         THIS LEASE TERMINATION AGREEMENT (this "Agreement") is made and entered into as of July 31, 1998, among 436 Investments, L.L.C., a Missouri limited liability company ("Landlord"), and India Exotics, Inc., a Texas corporation ("Tenant") and is joined by Surendra Khokha, individually and as a member of Landlord ("S. Khokha"), Rajneesh Khokha, individually and as a member of Landlord ("R. Khokha"), Asheesh Khokha, individually and as a member of Landlord ("A. Khokha"), and Meena Khokha, individually and as a member of Landlord (M. Khokha", together with S. Khokha, R. Khokha and A. Khokha, the "Khokhas"), and Celebrity, Inc., a Texas corporation and the parent of Tenant ("Celebrity"), for the express purpose stated on the signature page hereof.

                                    Recitals

         A. Landlord and Tenant entered into a lease agreement dated as of February 7, 1995 (as subsequently amended, the "Lease"), with respect to the property with a street address of 13527-31 Earth City Expressway, Earth City, Missouri (the "Premises").

         B. Tenant desires to terminate the Lease prior to its maturity.

         In consideration of the foregoing recitals, which are hereby made a part of this Agreement, and the covenants and provisions contained herein, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree that the Lease is terminated as follows:

         SECTION 1. LEASE TERM. The term of the Lease shall expire and Tenant agrees to vacate and will surrender the Premises, "as is", to Landlord on July 31, 1998 (the "Termination Date"), subject to the provisions of this Agreement. Upon the execution of this Agreement, Tenant agrees to pay Landlord One Hundred Fifty Thousand and No/100 Dollars ($150,000.00) (the "Termination Fee") as liquidated damages for the early termination of the Lease.

         SECTION 2. WAIVER AND RELEASE.

          (a) For and in consideration of the Termination Fee and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and each of the Khokhas hereby waive any and all prior defaults under the Lease. Landlord and each of the Khokhas hereby agree that receipt by Landlord of the Termination Fee in accordance with the terms set forth herein shall fully satisfy all payment and other obligations of Tenant and/or Celebrity to each of such parties, directly or indirectly, under the Lease, including without limitation all obligations of Tenant and/or Celebrity related to (i) proration of taxes of any nature, (ii) maintenance of the Premises and (iii) damage to or change in the Premises, except that Celebrity will be responsible for all utility and building and grounds maintenance expenses related to the Premises incurred through and including August 6, 1998. Celebrity also represents and warrants that no improvements have been made to the Premises by Tenant that have not been paid for.


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         (b) For and in consideration of the Termination Fee and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and each of the Khokhas hereby release and forever discharge and acquit Tenant and Celebrity, directly or indirectly, and each of their respective successors, assigns, directors, officers, agents, employees and legal representatives and any affiliated corporations and each of their respective directors, officers, agents, employees and legal representatives, from any and all causes of action, suits, liabilities, damages, demands and claims of any nature whatsoever, whether in law or equity, weather known or unknown, and any and all rights, duties, liabilities and obligations, whether presently enforceable or enforceable in the future, by reason of any matter or cause under the Lease arising from the beginning of time to the date of this Agreement and hereafter under the Lease.

         (c) For and in consideration of the terms hereof, the receipt and adequacy of which are hereby acknowledged, Tenant and Celebrity each hereby release and forever discharge and acquit Landlord and each of the Khokhas, directly or indirectly, and each of their respective successors, assigns, agents and legal representatives and affiliated persons from any and all causes of action, suits, liabilities, damages, demands and claims of any nature whatsoever, whether in law or equity, whether known or unknown, and any and all rights, duties, liabilities and obligations, whether presently enforceable or enforceable in the future, by reason of any matter or cause under the Lease arising from the beginning of time to the date of this Agreement and hereafter under the Lease, and effective as of the Termination Date, Tenant surrenders to Landlord all of its right, title and interest in the Premises to which it may be entitled by virtue of the Lease.

         (d) The above releases are intended to cover all claims of all types as between the parties under the Lease, whether arising under the common law, or the statutes or regulations of the State of Texas, of any other state, or of the United States or any foreign country.

         SECTION 3. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the parties' respective successors and assigns.



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         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first set forth above.

LANDLORD:                 436 Investments, L.L.C., a Missouri limited liability
                          company


                          By:         /s/  SURENDRA K. KHOKHA
                             --------------------------------------------------
                          Name:       Surendra K. Khokha
                               ------------------------------------------------
                          Title:      Managing Member
                                -----------------------------------------------


S. KHOKHA:                Surendra Khokha, individually and as a member of
                          Landlord


                                      /s/  SURENDRA KHOKHA
                          -----------------------------------------------------
                          Surendra Khokha

R. KHOKHA:                Rajneesh Khokha, individually and as a member of
                          Landlord


                                      /s/  RAJNEESH KHOKHA
                          -----------------------------------------------------
                          Rajneesh Khokha

A. KHOKHA:                Asheesh Khokha, individually and as a member of
                          Landlord


                                      /s/  ASHEESH KHOKHA
                          -----------------------------------------------------
                          Asheesh Khokha

M. KHOKHA:                Meena Khokha, individually and as a member of
                          Landlord


                                      /s/  MEENA KHOKHA
                          -----------------------------------------------------
                          Meena Khokha



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TENANT:                   India Exotics, Inc., a Texas corporation



                          By:         /s/  LYNN SKILLEN
                             --------------------------------------------------
                          Name:       Lynn Skillen
                               ------------------------------------------------
                          Title:      Vice President
                                -----------------------------------------------


Celebrity hereby agrees to guarantee the Termination Fee created hereunder and to make the commitments of Celebrity set forth in the last two sentences of
Section 2(a) of this Agreement. Celebrity acknowledges that it has entered into this Agreement for good and valuable consideration, which has been received, for the purposes stated in this Agreement.


                          Celebrity, Inc., a Texas corporation



                          By:         /s/  LYNN SKILLEN
                             --------------------------------------------------
                          Name:       Lynn Skillen
                               ------------------------------------------------
                          Title:      Vice President
                                -----------------------------------------------





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